================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  July 10, 1999

                            INFOSEEK CORPORATION

                      --------------------------------
           (Exact name of Registrant as specified in its charter)

          Delaware                   000-25071                 77-0494507
          --------                   ---------                 ----------
(State or other jurisdiction of     (Commission             (I.R.S. Employer
 incorporation or organization)     File Number)         Identification Number)

   1399 Moffett Park Drive                                       94089
   Sunnyvale, California                                       (Zip Code)
(Address of Principal Executive
         Offices)

     Registrant's telephone number, including area code: (408) 543-6000

                               Not Applicable
                        ----------------------------
        (Former name or former address, if changed since last report)


================================================================================

ITEM 5.   OTHER EVENTS

     On July 10, 1999, The Walt Disney Company ("TWDC"), Bingo Acquisition Corp., a wholly owned subsidiary of TWDC ("Acquisition Company"), and Infoseek Corporation ("Infoseek") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), pursuant to which, subject to the terms and conditions set forth therein, Acquisition Company will merge (the "Merger") with and into Infoseek, with Infoseek as the surviving corporation in the Merger (the "Surviving Corporation"). As a result of the Merger, (i) each outstanding share of Infoseek common stock, par value $.001 per share ("Infoseek Common Stock"), other than shares of Infoseek Common Stock owned by TWDC and Disney Enterprises, Inc., a wholly owned subsidiary of TWDC ("DEI"), will be converted into 1.15 shares of a new class of TWDC common stock, par value $.01 per share ("TWDC Internet Common Stock"), which will track the economic performance of Infoseek and certain TWDC assets to be contributed by TWDC and its affiliates (the "Internet Group"), (ii) each outstanding share of Infoseek Common Stock owned by TWDC will remain outstanding, (iii) each outstanding share of Infoseek Common Stock owned by DEI will be converted into shares of a new series of TWDC voting preferred stock and (iv) Infoseek will become a direct wholly owned subsidiary of the TWDC. TWDC will retain an approximate 72% retained interest in the economic performance of the Internet Group.

     Subject to the terms and conditions of the Reorganization Agreement, on the Closing Date (as defined in the Reorganization Agreement) TWDC will file an amended and restated Certificate of Incorporation (the "Restated Certificate"). Pursuant to the terms of the Reorganization Agreement, the Board of Directors of TWDC has approved certain policies pertaining to TWDC common stock (the "Common Stock Policies"). A copy of each of the Reorganization Agreement, the proposed Restated Certificate and the Common Stock Policies is filed as an Exhibit hereto and is incorporated herein by reference.

     In connection with the Reorganization Agreement, TWDC entered into individual Support Agreements dated as of July 10, 1999 (the "Support Agreements") with Steven T. Kirsch and Andrew E. Newton (the "Principal Stockholders"). The Support Agreements relate to approximately 5,900,000 shares of Infoseek Common Stock. Pursuant to the Support Agreements, the Principal Stockholders have agreed to vote all of the shares of Infoseek Common Stock they own as of July 10, 1999 and continue to hold at the time of the Infoseek Special Meeting in favor of the Merger, for approval and adoption by Infoseek of the Reorganization Agreement, for approval of the other transactions contemplated by the Reorganization Agreement and against any other merger, merger agreement or similar transaction.

     The Board of Directors of TWDC and the Disinterested Directors of Infoseek (as defined in the Amended and Restated Certificate of Incorporation of Infoseek) have unanimously approved the Merger. The consummation of the transactions contemplated by the Reorganization Agreement is subject to certain conditions, including (i) approval of the Merger by the holders of a majority of the shares of Infoseek Common Stock (other than TWDC and DEI) at a special meeting of stockholders of Infoseek (the "Infoseek Special Meeting"), (ii) the requisite vote of the stockholders of TWDC to authorize the TWDC Internet Common Stock at a special meeting of stockholders of TWDC (the "TWDC Special Meeting") and (iii) certain other customary conditions in a transaction of this nature, including receipt of all necessary regulatory approvals. A joint proxy statement/prospectus relating to the Merger and the shares of TWDC Internet Common Stock to be issued thereunder will be distributed to the stockholders of Infoseek and TWDC prior to the Infoseek Special Meeting and the TWDC Special Meeting, respectively. After the Merger, the Infoseek Common Stock will be delisted from trading on the Nasdaq National Market, and registration of the Infoseek Common Stock will be terminated pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934. It is expected that the TWDC Internet Common

Stock will be listed on the New York Stock Exchange for trading. A copy of the Joint Press Release of the Walt Disney Company and Infoseek Corporation, dated July 12, 1999, issued in connection with approval and execution of the Reorganization Agreement, is filed as an Exhibit hereto and is incorporated herein by reference.

     On July 12, 1999, Kotrin v. Infoseek Corp., et al., Civ. A. No.17285NC ("Kotrin"), the first of a number of similar purported shareholder class action complaints, was filed in Delaware Court of Chancery against Infoseek, its board of directors, and The Walt Disney Company. The actions allege breaches of fiduciary duty and seek to enjoin the Merger and the related transactions as unfair to Infoseek's shareholders. Infoseek believes that each of the shareholder class action complaints received to date is without merit, and Infoseek intends to vigorously defend itself against each of such claims.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS

     The Registrant will provide the financial statements required by paragraph
(a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

     (b)  PRO FORMA FINANCIAL INFORMATION

     The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

     (c)  EXHIBITS

          2.1 Agreement and Plan of Reorganization dated as of July 10, 1999, by and among Infoseek Corporation, The Walt Disney Company and Bingo Acquisition Corp.

          99.1 Joint Press Release of The Walt Disney Company and Infoseek Corporation dated July 12, 1999.

          99.2 Proposed Amendment and Restatement of the Restated Certificate of Incorporation of The Walt Disney Company.

          99.3  Policies of The Walt Disney Company relating to its Common
                Stock.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INFOSEEK CORPORATION

Date: July 19, 1999           By:/s/ Harry M. Motro
     --------------              -----------------------------------------------
                                 Harry M. Motro
                                 President, Chief Executive Officer and Director

                                EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
2.1             Agreement and Plan of Reorganization dated as of July 10, 1999, by and among Infoseek Corporation, The Walt Disney Company and
                Bingo Acquisition Corp.

99.1 Joint Press Release of The Walt Disney Company and Infoseek Corporation dated July 12, 1999.

99.2 Proposed Amendment and Restatement of the Restated Certificate of Incorporation of The Walt Disney Company.

99.3            Policies of The Walt Disney Company relating to its Common
                Stock.